UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Harvest Natural Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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Harvest Natural Resources, Inc.
ANNUAL MEETING OF STOCKHOLDERS
Friday, May 20, 2011
8:30 a.m.
at our offices
1177 Enclave Parkway
Houston, Texas 77077
Harvest Natural Resources, Inc.
1177 Enclave Parkway, Suite 300
Houston, Texas 77077
proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 20, 2011.
The shares of stock you hold in your account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3 and a vote for “EVERY 2 YEARS” for Item 4.
By signing the proxy, you revoke all prior proxies and appoint Stephen C. Haynes and Keith L. Head, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.
See reverse for voting instructions.
COMPANY #
Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET — www.eproxy.com/hnr
     Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 19, 2011.
PHONE — 1-800-560-1965
     Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 19, 2011.
MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote by Internet or by Telephone, you do NOT need to mail back your Proxy Card
TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETUN THIS PROXY CARD.

Please detach here
The Board of Directors Recommends a Vote “FOR” Items 1, 2 and 3
and a Vote for “EVERY 2 YEARS” for Item 4.

1. Election of directors:	01 Stephen D. Chesebro’	05 Robert E. Irelan	☐ Vote FOR	☐ Vote WITHHELD
	02 James A. Edmiston	06 Patrick M. Murray	all nominees	from all nominees
	03 Dr. Igor Effimoff	07 J. Michael Stinson	(except as marked)
04 H. H. Hardee

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2011.		☐ For	☐ Against	☐ Abstain

3. To approve, on an advisory basis, the compensation of the Company’s management.		☐ For	☐ Against	☐ Abstain

4. To determine, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s management.	☐ EVERY	☐ EVERY 2	☐ EVERY 3	☐ Abstain
	YEAR	YEARS	YEARS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.
Address Change? Mark Box ☐
Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and name of authorized officer signing the proxy.